UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                January 12, 2005
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                Date of report (Date of earliest event reported)



                              Minden Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


     United States                      000-49882               13-4203146
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                            Identification No.)


415 Main Street, Minden, Louisiana                                 71058
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (318) 377-0523
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure
          ------------------------

     On January 12, 2005, Minden Bancorp, Inc. (The "Company") announced the declaration of its eighth quarterly cash dividend.

     For additional information, reference is made to the Company's press release dated January 12, 2005, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

          (a)  Not applicable.
          (b)  Not applicable.
          (c)  Exhibits

               The following exhibit is filed herewith.

          Exhibit Number                     Description
          --------------                     -----------

             99.1                      Press Release dated January 12, 2005





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


                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MINDEN BANCORP, INC.



Date: January 12, 2005                    By: __________________________________
                                          Becky T. Harrell
                                          Treasurer and Chief Financial Officer







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